   MAS -------------------------------------- ADVISER CLASS PROSPECTUS --------
---------
MAS FUNDS

                               January 30, 1996
--------------------------------------------------------------------------------
Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------
MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, six of which are described in this Prospectus. Each portfolio in this Prospectus operates as a separate diversified investment company. The investment objective of each portfolio is described with a summary of investment policies as referenced below. This Prospectus offers the Adviser Class Shares of the Fund. The Fund also offers Institutional Class Shares and Investment Class Shares.
--------------------------------------------------------------------------------
The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.
--------------------------------------------------------------------------------
                           PORTFOLIO PAGE REFERENCE

How to Use This Prospectus:  3      Fixed Income              16      Prospectus Glossary:
--------------------------          High Yield                17      -------------------
Portfolio Summaries:                Limited Duration          18        Strategies          20
-------------------                 Balanced                  19        Investments         25

  Mid Cap Growth            14                                        General Shareholder
  Value                     15                                        -------------------
                                                                       Information:         36
                                                                       -----------
                                                                      Table of Contents:    51
                                                                      -----------------

--------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 30, 1996 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------
          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
               THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       MILLER
       ANDERSON
------ & SHERRERD, LLP ------ ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 ---

EXPENSE SUMMARY - ADVISER CLASS SHARES ----------------------------------------

The following tables illustrate the various expenses and fees that a shareholder for that portfolio will incur either directly or indirectly. The annual expenses and fees set forth below are estimated based upon the portfolios attaining certain average asset levels. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

      Shareholder Transaction Expenses:
      Sales Load Imposed on Purchases                                None
      Sales Load Imposed on Reinvested Dividends                     None
      Redemption Fees                                                None
      Exchange Fees                                                  None

      Annual Fund Operating Expenses:
      (as a percentage of average net assets after fee waivers)
      12b-1 Fees                                                     0.25%

                     Investment                    Total
                      Advisory       Other       Operating
    Portfolio           Fees        Expenses      Expenses
 ----------------   ------------   ----------    -----------
Mid Cap Growth         0.500%        0.150%        0.900%
Value                  0.500         0.150         0.900
Fixed Income           0.375         0.155         0.780
High Yield             0.375         0.175         0.800
Limited Duration       0.280*        0.170         0.700
Balanced               0.450         0.200         0.900

* The Adviser has voluntarily agreed to waive advisory fees. Absent this waiver estimated Total Operating Expenses for the Limited Duration Portfolio would be 0.720%

--------------------------------------------------------------------- EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Long-term shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

    Portfolio        1 year     3 year     5 year     10 year
 ----------------   --------   --------    --------   ---------
Mid Cap Growth        $9         $29         $50        $111
Value                  9          29          50         111
Fixed Income           8          25          43          97
High Yield             8          26          44          99
Limited Duration       7          22          39          87
Balanced               9          29          50         111

-------------------------------------------------------------------------------

HOW TO USE THIS PROSPECTUS

A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 7;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 11;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 14;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 20;

GENERAL SHAREHOLDER INFORMATION begins on page 37.

PROSPECTUS SUMMARY ------------------------------------------------------------

EQUITY PORTFOLIOS

Mid Cap Growth - seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of Common Stocks of smaller and medium size companies that are deemed by the Adviser to offer long-term growth potential.

Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

FIXED-INCOME PORTFOLIOS

Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

High Yield - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of High Yield Securities, Corporates and other Fixed-Income Securities (including bonds rated below investment grade) and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

Limited Duration - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Mortgage Securities, investment-grade Corporates and other Fixed-Income Securities. The portfolio will maintain an average duration of between one and three years.

BALANCED INVESTING

Balanced Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Equity Securities, Fixed-Income Securities and Derivatives. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral, the portfolio will be invested 60% in equity securities and 40% in fixed-income securities. The asset mix is actively managed by the Adviser, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;

o Fixed-Income Securities will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;

o Investments in Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value;

o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o Each portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;

o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and mortgage-backed securities (Mortgage Securities), including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);

o Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies; and

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps.

HOW TO INVEST: Adviser Class Shares of each portfolio are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Investment and Institutional Class Shares which differ from the Adviser Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.

HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $35 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.

ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, N.A., serves as Transfer Agent to the Fund. See Administrative Services.

             FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

  Selected per share data and ratio for a share of the Institutional Class of each Portfolio outstanding throughout each period

The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1995 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.

Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as a historical guide to a Portfolio's operations and expenses. Past performance does not indicate future results. Financial information for Adviser Class Shares will be provided to investors upon completion of the fiscal year.

       (Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993)

-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Operations 3/30/90)#, ##
1995     $16.29       $0.03          $4.21          $4.24         ($0.03)         ($1.90)             --
1994      18.56        0.02          (0.58)         (0.56)         (0.01)          (1.70)             --
1993      14.51        0.01           4.80           4.81           --             (0.76)             --
1992      14.92        0.01           0.44           0.45          (0.03)          (0.83)             --
1991       9.00        0.04           5.91           5.95          (0.03)           --                --
1990      10.00        0.02          (1.01)         (0.99)         (0.01)           --                --
Value Portfolio (Commencement of Operations 11/05/84)##
1995     $12.63       $0.31          $3.34          $3.65         ($0.31)         ($1.08)             --
1994      12.76        0.30           0.59           0.89          (0.29)          (0.73)             --
1993      12.67        0.30           1.92           2.22          (0.31)          (1.82)             --
1992      12.92        0.35           1.05           1.40          (0.38)          (1.27)             --
1991      10.29        0.44           3.79           4.23          (0.44)          (1.16)             --
1990      14.56        0.52          (3.14)         (2.62)         (0.62)          (1.03)             --
1989      12.42        0.54           2.73           3.27          (0.47)          (0.66)             --
1988      15.81        0.48          (1.68)         (1.20)         (0.46)          (1.73)             --
1987      14.26        0.55           2.47           3.02          (0.53)          (0.94)             --
1986      10.78        0.57           3.89           4.46          (0.58)          (0.40)             --

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio
            Total        End of       Total       Period      to Average   to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
--------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Operations 3/30/90)#, ##
1995       ($1.93)       $18.60       30.56%      $373,547    0.61%          0.21%         129%
1994        (1.71)        16.29       (3.28)       302,995    0.60           0.12           55
1993        (0.76)        18.56       33.92        309,459    0.59           0.07           69
1992        (0.86)        14.51        2.87        192,817    0.60           0.05           39
1991        (0.03)        14.92       66.26        171,163    0.60           0.29           46
1990        (0.01)         9.00       (9.98)        76,398    0.64*          0.34*          23
Value Portfolio (Commencement of Operations 11/05/84)##
1995       ($1.39)       $14.89       32.58%    $1,271,586    0.60%          2.43%          56%
1994        (1.02)        12.63        7.45        981,337    0.61           2.40           54
1993        (2.13)        12.76       19.67        762,175    0.59           2.48           43
1992        (1.65)        12.67       12.83        448,329    0.60           2.87           55
1991        (1.60)        12.92       45.54        458,117    0.60           3.67           64
1990        (1.65)        10.29      (19.88)       369,044    0.59           3.87           51
1989        (1.13)        14.56       28.49        726,776    0.59           4.05           35
1988        (2.19)        12.42       (5.40)       619,287    0.59           3.96           47
1987        (1.47)        15.81       22.99        700,538    0.62           3.68           28
1986        (0.98)        14.26       43.65        636,805    0.66           4.26           33

*  Annualized
** Total return figures for partial years are not annualized.
#  Formerly Emerging Growth Portfolio (through May 17, 1995)
## For the period ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Mid Cap Growth Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60%. For the period ended September 30, 1995, the Ratio of Expenses to Average Net Assets for the Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

             FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Operations 11/14/84)##
1995     $10.93       $0.80          $0.69          $1.49         ($0.60)           --               --
1994      12.86        0.77          (1.28)         (0.51)         (0.82)         ($0.47)          ($0.13)+
1993      12.67        0.88           0.75           1.63          (0.83)          (0.61)            --
1992      12.20        0.90           0.74           1.64          (1.02)          (0.15)            --
1991      10.94        0.94           1.25           2.19          (0.93)           --               --
1990      11.64        0.92          (0.49)          0.43          (1.03)          (0.10)            --
1989      11.40        0.90           0.11           1.01          (0.76)          (0.01)            --
1988      10.86        0.97           0.43           1.40          (0.86)           --               --
1987      11.95        0.93          (0.61)          0.32          (0.91)          (0.50)            --
1986      10.92        0.99           1.20           2.19          (1.02)          (0.14)            --

                        Net Asset            Net Assets-     Ratio of     Ratio of
                         Value-                 End of       Expenses    Net Income   Portfolio
            Total        End of      Total      Period      to Average   to Average    Turnover
        Distributions    Period     Return   (thousands)    Net Assets   Net Assets      Rate
------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Operations 11/14/84)##
1995       ($0.60)       $11.82      14.19%   $1,487,409       0.49%        7.28%        140%
1994        (1.42)        10.93      (4.43)    1,194,957       0.49         6.79         100
1993        (1.44)        12.86      14.26       909,738       0.47         7.06         144
1992        (1.17)        12.67      14.35       859,712       0.47         7.50         137
1991        (0.93)        12.20      21.12       831,547       0.47         8.25         143
1990        (1.13)        10.94       3.79       666,736       0.46         8.43         209
1989        (0.77)        11.64       9.25       559,995       0.47         8.36         100
1988        (0.86)        11.40      13.43       405,385       0.49         8.91         168
1987        (1.41)        10.86       2.55       290,824       0.52         8.54         202
1986        (1.16)        11.95      21.27        95,898       0.55         8.39         169

+  Represents distributions in excess of realized net gain.
## For the period ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the Fixed Income Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.48%.

             FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Operations 2/28/89)#, ##
1995     $ 8.97       $0.90         $ 0.19          $1.09         ($0.85)         ($0.08)         ($ 0.05)+
1994       9.49        0.75          (0.42)          0.33          (0.69)          (0.16)            --
1993       8.58        0.73           0.90           1.63          (0.72)           --               --
1992       7.80        0.74           0.89           1.63          (0.85)           --               --
1991       7.07        1.42           0.82           2.24          (1.51)           --               --
1990       9.98        1.36          (2.82)         (1.46)         (1.42)          (0.03)            --
1989      10.00        0.55          (0.44)          0.11          (0.13)           --               --

Limited Duration Portfolio (Commencement of Operations 3/31/92)#, ##
1995     $10.19       $0.56         $ 0.22          $0.78         ($0.55)           --            ($ 0.01)+
1994      10.72        0.56          (0.52)          0.04          (0.51)         ($0.04)          (0.02) +
1993      10.58        0.32           0.22           0.54          (0.32)          (0.08)            --
1992      10.00        0.19           0.49           0.68          (0.10)           --               --

Balanced Portfolio (Commencement of Operations 12/31/92)##
1995     $11.28       $0.54          $1.78          $2.32         ($0.47)         ($0.07)            --
1994      11.84        0.47          (0.45 )         0.02          (0.43)          (0.15)            --
1993      11.06        0.25           0.66           0.91          (0.13)           --               --

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio
            Total        End of       Total       Period      to Average   to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
--------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Operations 2/28/89)#, ##
1995       ($0.98)       $ 9.08       13.58%     $220,785      0.50%         10.68%         96%
1994        (0.85)         8.97        3.57       182,969      0.50           9.01         112
1993        (0.72)         9.49       20.12        50,396      0.53++         8.94          99
1992        (0.85)         8.58       22.49        20,491      0.53++         9.74         148
1991        (1.51)         7.80       36.70         6,453      0.76          19.45         106
1990        (1.45)         7.07      (16.26)        4,820      0.82          16.93          65
1989        (0.13)         9.98        0.91         3,479      0.73*         11.66*         17

Limited Duration Portfolio (Commencement of Operations 3/31/92)#, ##
1995       ($0.56)       $10.41        7.95%     $100,186      0.43%++        5.96%        119%
1994        (0.57)        10.19        0.40        62,775      0.41           4.16         192
1993        (0.40)        10.72        5.33       128,991      0.42++         3.92         217
1992        (0.10)        10.58        6.90        13,065      0.49*          4.99*        159

Balanced Portfolio (Commencement of Operations 12/31/92)##
1995       ($0.54)       $13.06       21.37%     $334,630      0.58%          4.55%         95%
1994        (0.58)        11.28        0.19       309,596      0.58           4.06          75
1993        (0.13)        11.84        8.31       291,762      0.58*          3.99*         62

*  Annualized
** Total return figures for partial years are not annualized.
+  Represents distributions in excess of net realized gains.
++ The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the High Yield and Limited Duration Portfolios from exceeding 0.525% and 0.42%, respectively. Voluntarily waived fees and reimbursed expenses totalled 0.22% and 0.09% in 1992 and 1993 for the High Yield Portfolio; 0.03% and 0.02% for the Limited Duration Portfolio for the years ended September 30, 1993 and 1995, respectively.
# Formerly High Yield Securities Portfolio and Limited Duration Fixed Income Portfolio, respectively (through December 23, 1994).
## For the period ended September 30, 1995, the Ratio of Expenses to Average Net
   Assets for the High Yield, Limited Duration and Balanced Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.49%, 0.42% and 0.57%, respectively.

YIELD AND TOTAL RETURN --------------------------------------------------------

From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, a portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in a portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of a portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class-specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

------------------------------------------------------------GENERAL INFORMATION

The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-Income Portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.

Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

Turnover: The Adviser manages the portfolios generally without regard to restrictions on portfolio Turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

With respect to the Fixed Income Portfolio and the fixed-income portion of the Balanced Portfolio, the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.

Portfolio turnover rates for certain portfolios are as follows: Mid Cap Growth - 129%, Fixed Income - 140%, and Limited Duration - 119%.

High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any Fixed-Income portfolio without regard to that portfolio's usual average weighted maturity.

Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies, a portfolio will not concentrate investments in any one industry.

Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b) with respect to 75% of its assets, a Portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

(c) a portfolio will not invest more than 5% of its total assets in the securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years of continuous operation;

(d) a portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (3) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (4) asset-backed securities will be classified according to the underlying assets securing such securities;

(e) a portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(f) a portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(g) a portfolio will not pledge, mortgage, or hypothecate any of its assets to an extent greater than 50% of its total assets at fair market value; and

(h) a portfolio will not invest its assets in securities of any Investment Company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the Investment Company Act of 1940, as amended.

Limitations (a), (b), (d), (e) and (f),and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of each portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

MID CAP GROWTH PORTFOLIO

Objective:              To achieve long-term capital growth by investing
                        primarily in common stocks of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential. Due to its emphasis on long-term capital growth, dividend income will be lower than for the Equity and Value Portfolios.

Approach:               MAS screens a universe of about 900 companies to find a
                        relatively small number of high quality companies that it believes have passed the earliest and riskiest stages of growth. MAS selects individual stocks by fundamental business and financial factors relative to the current market price. The fund will purchase shares of companies that MAS believes are capable of sustaining short-term and long-term earnings growth and that are capable of producing positive earnings surprises relative to consensus earnings estimates.

Policies:               Generally at least 65% invested in Equity Securities of
                        mid-cap companies offering long-term growth potential
                        Up to 5% invested in Foreign Equities (excluding ADRs)
                        Derivatives may be used to pursue portfolio strategy

Capitalization Range:   Generally $300 million to $3 billion

Allowable Investments:  Common Stock           Preferred Stock                    Convertibles             ADRs
                        Cash Equivalents       Repurchase Agreements              Foreign Equities         Rights
                        Warrants               Futures & Options                  Swaps                    Foreign Currency
                        Forwards               U.S. Governments                   Zero Coupons             Agencies
                        Corporates             Foreign Bonds                      Investment Companies     When Issued

Comparative Index:      S&P MidCap 400 Index

Strategies:             Growth Stock Investing

VALUE PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

Approach:               The Adviser selects common stocks which are deemed to be
                        undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.

Policies:               Generally at least 65% invested in Equity Securities
                        deemed to be undervalued
                        Up to 5% invested in Foreign Equities (excluding ADRs)
                        Derivatives may be used to pursue portfolio strategy

Capitalization Range:   Generally greater than $300 million

Allowable Investments:  Common Stock          Preferred Stock                    Convertibles             ADRs
                        Cash Equivalents      Repurchase Agreements              Foreign Equities         Rights
                        Warrants              Futures & Options                  Swaps                    Foreign Currency
                        Forwards              U.S. Governments                   Zero Coupons             Agencies
                        Corporates            Foreign Bonds                      Investment Companies     When Issued

Comparative Index:      S&P 500 Index

Strategy:               Value Stock Investing

FIXED INCOME PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:               The Adviser actively manages the maturity and duration
                        structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income
                        Securities in all market sectors.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities
                        May invest greater than 50% in Mortgage Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: 80% Investment Grade Securities
                        Up to 20% High Yield

Maturity and Duration:  Average weighted maturity generally greater than 5 years

 Allowable Investments: U.S. Governments             Zero Coupons                 Agencies                  Corporates
                        High Yield                   Mortgage Securities          SMBS                      CMOs
                        Asset-Backeds                When Issued                  Convertibles              Foreign Bonds
                        Brady Bonds                  Foreign Currency             Forwards                  Floaters
                        Inverse Floaters             Structured Notes             Futures & Options         Swaps
                        Cash Equivalents             Repurchase Agreements        Municipals                Preferred Stock
                        Investment Companies         Loan Participations

Comparative Index:      Salomon Broad Investment Grade
                        Lehman Brothers Aggregate

Strategies:             Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        High Yield Investing
                        Foreign Fixed Income Investing
                        Foreign Investing

HIGH YIELD PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds).
                        The Portfolio may also invest in U.S. Government securities, mortgage-backed securities, investment grade corporate bonds and in short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The Portfolio expects to achieve its objective through maximizing current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The
                        Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:               The Adviser uses equity and fixed-income valuation
                        techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.

Policies:               Generally at least 65% invested in High Yield securities
                        (including bonds rated below investment grade, commonly referred to as junk bonds)
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

Allowable Investments:  High Yield                  Corporates                U.S. Governments             Zero Coupons
                        Agencies                    Mortgage Securities       SMBS                         CMOs
                        Asset-Backeds               When Issued               Convertibles                 Foreign Bonds
                        Brady Bonds                 Foreign Currency          Forwards                     Floaters
                        Inverse Floaters            Structured Notes          Futures & Options            Swaps
                        Cash Equivalents            Repurchase Agreements     Municipals                   Preferred Stock
                        Investment Companies        Loan Participations       Eastern European Issuers     Emerging Markets Issuers
                        Foreign Equities

Comparative Index:      Salomon High Yield Index

Strategies:             High Yield Investing
                        Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        Foreign Fixed Income Investing
                        Foreign Investing
                        Emerging Markets Investing

LIMITED DURATION PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities, investment-grade corporate bonds and other fixed-income securities. The portfolio will maintain an average duration of between one and three years. Duration is a measure of the life of the portfolio's debt securities on a present-value basis and is indicative of a security's price volatility relative to interest rate changes.

Approach:               The Adviser manages the duration of the overall
                        portfolio as a more effective way to control interest-rate risk than limiting the maturity of individual securities within the portfolio. In this way investors can benefit from opportunities across the entire yield curve as well as in various market sectors, and at the same time limit the volatility of investment returns.
                        MAS establishes the duration target through the use of its top-down view of the economy and analysis of the current level of interest rates and the shape of the yield curve. MAS then strives to purchase the most attractively priced portfolio that meets our duration and investment objectives. When purchasing securities other than U.S. Governments, MAS evaluates credit, liquidity, and option risk. When MAS believes the portfolio is compensated for these risks, it includes agency, mortgage, and corporate securities which meet the Portfolio's quality specifications.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: 100% Investment Grade Securities

Maturity and Duration:  Average duration between 1 and 3 years

Allowable Investments:  U.S. Governments             Zero Coupons            Agencies                    Corporates
                        Mortgage Securities          CMOs                    Asset-Backeds               When Issued
                        Convertibles                 Floaters                Structured Notes            Futures & Options
                        Swaps                        Cash Equivalents        Repurchase Agreements

Comparative Index:      Salomon 1-3 Year Index

Strategies:             Maturity and Duration Management
                        Value Investing
                        Mortgage Investing

BALANCED PORTFOLIO

Objective:              To achieve above average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities. The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:               The Adviser determines investment strategies for the
                        equity and fixed-income portions of the portfolio separately and then determine the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:               Generally 45% to 75% invested in Equity Securities
                        Up to 25% invested in Foreign Bonds and/or Foreign
                        Equities (excluding ADRs)
                        Up to 10% invested in Brady Bonds
                        At least 25% invested in senior Fixed-Income Securities
                        Derivatives may be used to pursue portfolio strategy

Equity Capitalization:  Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

 Allowable Investments: Common Stock                  Preferred Stock          U.S. Governments              Zero Coupons
                        Corporates                    High Yield               Foreign Bonds                 Mortgage Securities
                        CMOs                          Asset-Backeds            SMBS                          When Issued
                        Brady Bonds                   Floaters                 Inverse Floaters              Structured Notes
                        Agencies                      Convertibles             Futures & Options             Swaps
                        Foreign Currency              Forwards                 Cash Equivalents              Repurchase Agreements
                        Eastern European Issuers      Investment Funds         Municipals                    Investment Companies
                        ADRs                          Foreign Equities         Rights                        Warrants
                        Loan Participations

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:
                        60% S&P 500 Index
                        40% Salomon Broad Investment Grade Index

Strategies:             Asset Allocation Management
                        Core Equity Investing
                        Fixed Income Management and Asset Allocation
                        Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        High Yield Investing
                        Foreign Fixed Income Investing
                        Foreign Investing

PROSPECTUS GLOSSARY -----------------------------------------------------------

CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES

Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on MAS's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: Within the Balanced Portfolio, the Adviser selects fixed- income securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the fixed-income securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the fixed-income securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration fixed-income securities. Consequently, while a portfolio investing only in fixed-income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.

Growth Stock Investing: Seeks to invest in Common Stocks generally characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500 Index.

High Yield Investing: Involves investing in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.

The following table provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities.

    High Yield Portfolio                      Fixed Income Portfolio
QUALITY                                   QUALITY

   TSY, AGY, AAA      4.85%                  TSY, AGY, AAA      66.18%
   AA                 0.00%                  AA                 10.03%
   A                  0.37%                  A                   7.16%
   BAA                3.12%                  BAA                 4.54%
   BA                26.14%                  BA                  7.39%
   B                 49.15%                  B                   3.27%
   CAA                8.13%                  CAA                 0.01%
   CA OR BELOW        0.00%                  CA OR BELOW         0.00%
   Not Rated          8.24%                  Not Rated           1.42%
TOTAL               100.00%               TOTAL                100.00%
     Balanced Portfolio

QUALITY
   TSY, AGY, AAA     28.21%
   AA                 4.47%
   A                  2.65%
   BAA                2.22%
   BA                 4.02%
   B                  2.19%
   CAA                0.18%
   CA OR BELOW        0.00%
   Not Rated          0.98%
TOTAL                44.92%

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: At times it is anticipated that a substantial portion of a fixed-income portfolio's assets may be invested in mortgage-related securities. These include mortgage-backed securities, which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be on mortgage-backed securities issued by the various Government-related organizations. However, a portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.

Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying common stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

INVESTMENTS

Each Portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.

Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, Resolution Funding Corporation, or any of several other agencies.

Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

Portfolios will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.

(2) Each portfolio may invest in commercial paper rated at time of purchase by one or more NRSRO in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity -- the latest date by which the tranche can be completely repaid, assuming no prepayments -- and has an average life -- the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Prepayment risk has two important effects. First, like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Second, when interest rates fall, additional mortgage prepayments must be reinvested at lower interest rates. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds.

Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.

Corporates--corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. All of the portfolios may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Notes and Swaps. See each individual Portfolio's listing of Allowable Investments to determine which of these the Portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio listing of Allowable Investments to determine which securities a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.

Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.

Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).

Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts, which protect the value of a portfolio's investment securities against a decline in the value of a currency, do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they simply establish an exchange rate at a future date. Also, although such contracts minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition the portfolios may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of Cross or Proxy hedging techniques will generally require the portfolio to hold high-grade, liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures & Options--Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios that are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company
Act of 1940, as amended, generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these investment funds are subject to applicable law as discussed under Investment Restrictions and will invest in such investment funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.

Investment Grade Securities: are those rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.

Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.

Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

Concentration of investment in the securities of one state exposes a portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal obligations of that state.

Debt of Government Agencies, Authorities and Commissions: Certain state-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, such as the Delaware River Joint Toll Bridge Commission, are indirectly dependent on Commonwealth funds through various state-assisted programs.

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the Securities and Exchange Commission, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each portfolio's participation in the income from jointly purchased repurchase agreements will be based on that portfolio's percentage share in the total purchase agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.

Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.

Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a separate account with a segregated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments.

Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

GENERAL SHAREHOLDER INFORMATION -----------------------------------------------

PURCHASE OF SHARES

Adviser Class Shares are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Adviser Class Shares of each portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. Such portfolios determine net asset value as described under Other Information-Valuation of Shares each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by contacting MAS Funds' Client Service Group at 1-800-354-8185, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, Pennsylvania 19428-0868.

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check in any portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire: Subject to acceptance by the Fund, Adviser Class Shares of each portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank, N.A. (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Adviser Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                   The Chase Manhattan Bank, N.A.
                   1 Chase Manhattan Plaza
                   New York, NY 10081
                   ABA #021000021
                   DDA #910-2-734143
                   Attn: MAS Funds
                   Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments: Additional investments of Adviser Class Shares at net asset value may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Investments by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios, notification must be given to MAS Fund's Client Services Group at 1-800-354-8185 prior to the determination of net asset value.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Adviser Class Shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

Purchases of a portfolio's Adviser Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Adviser Class Shares of the Fund's portfolios are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Institutional Class Shares.

REDEMPTION OF SHARES

Adviser Class Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Adviser Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See other Information-Closed Holidays and Valuation of Shares.

By Mail: Each portfolio will redeem Adviser Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds: c/o the Client Services Group, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Client Services Group, One Tower Bridge, Suite 1150, P. O. Box 868, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

SHAREHOLDER SERVICES

Exchange Privilege: Each portfolio's Adviser Class Shares may be exchanged for shares of the Fund's other portfolios offering Adviser Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Client Services Group, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, PA 19428-0868, 1-800-354-8185.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares for tax purposes.

The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Client Service Group, One Tower Bridge, Suite 1150, P.O. Box 868, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above.

VALUATION OF SHARES

Value and Mid Cap Growth Portfolios:

Net asset value per share of each class is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Trustees.

Fixed Income, High Yield and Limited Duration Portfolios:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.

Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.

However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.

Balanced Portfolio: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced Portfolio is determined as of the latter of the close of the NYSE or one hour after the close of the bond markets on each day the portfolios are open for business. Equity, fixed-income and other securities held by the portfolios will be valued using the policies described above.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES: Dividends and Capital Gains
Distributions: The Fund maintains different dividend and capital gain distribution policies for each portfolio. These are:

o The Value, Fixed Income, High Yield, Limited Duration and Balanced Portfolios normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends.

o The Mid Cap Growth Portfolio normally distributes substantially all of its net investment income in the form of annual dividends.

If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last dividend for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

In all portfolios undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

For the purpose of calculating dividends, net income shall consist of interest earned, including any discount or premium ratably amortized to the date of maturity, minus estimated expenses of the portfolio.

Federal Taxes: Each portfolio of the Fund intends to qualify for taxation as a regulated investment company under the Code so that each portfolio will not be subject to Federal income tax to the extent it distributes its income to its shareholders. Dividends, either in cash or reinvested in shares, paid by a portfolio from net investment income will be taxable to shareholders as ordinary income. In the case of the Value, Mid Cap Growth, and Balanced Portfolios, such dividends will generally qualify in part for the dividends received deduction for corporations, but the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by each portfolio from domestic (U.S.) sources. The Fund will send each shareholder a statement each year indicating the amount of the dividend income which qualifies for such treatment.

Whether paid in cash or additional shares of a portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a portfolio. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in a portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.

Each portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, each portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in December by a portfolio will be deemed to have been paid by such portfolio and received by shareholders on the record date provided that the dividends are paid before February 1 of the following year.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle these portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolios' assets to be invested within various countries is not known. The portfolios intend to operate so as to qualify for treaty reduced rates of tax where applicable.

State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $35 billion in assets under management. On January 3, 1996, Morgan Stanley Group Inc. acquired Miller Anderson & Sherrerd, LLP (the "Adviser") in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of the Adviser. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of the Adviser. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated as of January 3, 1996, which Agreement was approved by the shareholders of each Portfolio at a special meeting held on October 6, 1995. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations, and other institutional investors.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:

                                                       Rate
                                                     -------
                  Mid Cap Growth Portfolio            .500%
                  Value Portfolio                     .500
                  Fixed Income Portfolio              .375
                  High Yield Portfolio                .375
                  Limited Duration Portfolio          .300
                  Balanced Portfolio                  .450

For the fiscal year ended September 30, 1995, the Adviser received the following as compensation for its services:

                                                       Rate
                                                     -------
                  Mid Cap Growth Portfolio            .500%
                  Value Portfolio                     .500
                  Fixed Income Portfolio              .375
                  High Yield Portfolio                .375
                  Limited Duration Portfolio          .280
                  Balanced Portfolio                  .450

---------------------------------------------------------- PORTFOLIO MANAGEMENT

The investment professionals of MAS who are primarily responsible for the day-to-day management of the Fund's portfolios are as follows:

Mid Cap Growth Portfolio: Arden C. Armstrong and John D. Connolly;

Value Portfolio: Robert J. Marcin and A. Morris Williams, Jr.;

Fixed Income: Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley;

High Yield Portfolio: Thomas L. Bennett and Stephen F. Esser;

Limited Duration Portfolio: Ellen D. Harvey, Scott F. Richard and Christian
G. Roth;

Balanced Portfolio: Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum and Richard B. Worley;

A description of their business experience during the past five years is as follows:

Arden C. Armstrong, Portfolio Manager, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990.

Thomas L. Bennett, Portfolio Manager, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the High Yield Portfolio in 1985 and the Balanced Portfolio in 1992.

John D. Connolly, Portfolio Manager, joined MAS in 1990. Mr. Connolly served as Senior Vice President and Chief Investment Strategist at Dean Witter Reynolds from 1984 to 1990. He assumed responsibility for the Mid Cap Growth Portfolio in 1990 and the Balanced Portfolio in 1992.

Kenneth B. Dunn, Portfolio Manager, joined MAS in 1987. He assumed responsibility for the Fixed Income Portfolio in 1987.

Stephen F. Esser, Portfolio Manager, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989.

Ellen D. Harvey, Portfolio Manager, joined MAS in 1984. She assumed responsibility for the Limited Duration Portfolio in 1992.

Robert J. Marcin, Portfolio Manager, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990.

Scott F. Richard, Portfolio Manager, joined MAS in 1992. He served as Vice President, Head of Fixed Income Research & Model Development for Goldman, Sachs & Co. from 1987 to 1991 and as Head of Mortgage Research in 1992. He assumed responsibility for the Limited Duration Portfolio in 1994.

Christian G. Roth, Portfolio Manager, joined MAS in 1991. He served as Senior Associate, Dean Witter Capital Corporation from 1987 to 1991. He assumed responsibility for the Limited Duration Portfolio in 1994.

Gary G. Schlarbaum, Portfolio Manager, joined MAS in 1987. He assumed responsibility for the Balanced Portfolio in 1992.

A. Morris Williams, Jr., Portfolio Manager, joined MAS in 1973. He assumed responsibility for the Equity and Value Portfolios in 1984.

Richard B. Worley, Portfolio Manager, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984 and the Balanced Portfolio in 1992.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, N.A., 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

------------------------------------------------------------ OTHER INFORMATION

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Custodians: The Chase Manhattan Bank N.A., New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, N.A., 73 Tremont Street, Boston, MA 02108-3913.

Reports: Shareholders receive semiannual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Fixed Income, Limited Duration and High Yield Portfolios will be closed on Martin Luther King Day, Columbus Day and Veteran's Day.

TRUSTEES AND OFFICERS ---------------------------------------------------------

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Portfolio Manager, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.

David P. Eastburn, Trustee; Retired; formerly: Director (Trustee) of each of the investment companies in The Vanguard Group, except Vanguard Specialized Portfolios; Director of Penn Mutual Life Insurance Company and General Accident Insurance; President, Federal Reserve Bank of Philadelphia.

Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty
Trust.

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

===============================================================================

James D. Schmid, President; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler, Treasurer; Manager of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.

John H. Grady, Jr., Secretary; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

MAS LOGO -------------------------------------------- ACCOUNT REGISTRATION FORM
--------
MAS FUNDS                                        MAS Fund Distribution, Inc.
                                                 General Distribution Agent

-----------------------------------------------------------------------------
/1/
REGISTRATION/PRIMARY MAILING ADDRESS

Confirmations and month-end statements will be mailed to this address.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Attention
         ---------------------------------------------------------------------
Street or P.O. Box
                  ------------------------------------------------------------
City                                State                 Zip        -
    --------------------------------     ----------------    -------- --------
Telephone No.         -           -
             --------  ----------  -----------------
Type of Account: / / Defined Benefit Plan   / / Defined Contribution Plan
                          / /  Profit Sharing/Thrift Plan
                 / / Other Employee Benefit Plan

                     ------------------------------------------------------
                 / / Endowment  / / Foundation  / / Taxable  / / Other (Specify)

                     ------------------------------------------------------
/ / United States Citizen   / / Resident Alien  / / Non-Resident Alien, Indicate
                                                    Country of Residence

                                                    ----------------------------
================================================================================
/2/
INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.

For additional interested party mailings, please attach a separate sheet.

Attention
         ----------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                  -------------------------------------------------------------
City                        State                   Zip              -
    ------------------------     -------------------   -------------- ---------
Telephone No.           -          -
             ----------- ---------- -----------
===============================================================================
/3/ INVESTMENT
    For Purchase of:

                 / / Mid Cap Growth Portfolio      $______________________
                 / / Value Portfolio                ______________________
                 / / Fixed Income Portfolio         ______________________
                 / / High Yield Portfolio           ______________________
                 / / Limited Duration Portfolio     ______________________
                 / / Balanced Portfolio             ______________________

/4/
    TAXPAYER IDENTIFICATION NUMBER
    Part 1.
                          Social Security Number
                              --           --
                      -------    ---------    --------
                                    or
                      Employer Identification Number
                                 -
                            ----- --------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to
    Backup Withholding under the provisions of
    Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of person subject to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.
===============================================================================
MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                              SIDE ONE OF TWO

MAS LOGO
--------
MAS FUNDS

===============================================================================
/5/ TELEPHONE REDEMPTION OPTION

 Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

 The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

 Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

 (X)
 ---------------------------------------------------------------------------
 Signature                                                              Date

===============================================================================
/6/ WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

    Please check appropriate box(es):

    / / Wire redemption proceeds
    / / Wire distribution proceeds (please complete box /7/ below)

  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================
/7/ DISTRIBUTION OPTION -- Income dividends and capital gains distributions
    (if any) will be reinvested in additional shares unless either box below in checked. The instructions provided below may only be changed by written notification.

   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends to be paid in cash and capital gains distribution in additional shares.

  If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 6 above.

===============================================================================

/8/ WIRING INSTRUCTIONS

    For purchasing Shares by wire, please send a Fedwire payment to:

    Chase Manhattan Bank, N.A.
    1 Chase Manhattan Plaza
    New York, NY 10081
    ABA# 021000021
    DDA# 910-2-734143
    Attn: MAS Funds
    Ref. (Portfolio name, your Account number, your Account name)

===============================================================================
SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete.

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

--------------------------
  FOR INTERNAL USE ONLY

(X)
--------------------------
Signature             Date

--------------------------
O / / F / / OR  / / S / /
--------------------------
===============================================================================

MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                               SIDE TWO OF TWO

                                January 30, 1996

Investment Adviser and Administrator:      Transfer Agent:

Miller Anderson & Sherrerd, LLP            Chase Global Funds Services Company
One Tower Bridge                           73 Tremont Street
West Conshohocken,                         Boston, Massachusetts 02108-0913
Pennsylvania 19428-2899

                      General Distribution Agent:

                      MAS Fund Distribution, Inc.
                      One Tower Bridge
                      P.O. Box 868
                      West Conshohocken,
                      Pennsylvania 19428-0868

-------------------------------------------------------------------------------

                                Table of Contents

                                        Page                                                     Page
Fund Expenses                            2      General Shareholder Information                   36
Prospectus Summary                       4       Purchase of Shares                               36
Financial Highlights                     7       Redemption of Shares                             37
Yield and Total Return                  10       Shareholder Services                             38
Investment Suitability                  11       Valuation of Shares                              39
Investment Limitations                  12       Dividends, Capital Gains Distributions
Portfolio Summaries                     14        and Taxes                                       40
Equity Investments                      14      Investment Adviser                                42
Fixed-Income Investments                16      Portfolio Management                              43
Prospectus Glossary:                            Administrative Services                           44
 Strategies                             20      General Distribution Agent                        44
 Investments                            25      Portfolio Transactions                            44
                                                Other Information                                 45
                                                Trustees and Officers                             46

-------------------------------------------------- MAS -----------------------
                                                ---------
                                                MAS FUNDS

























                                                      ------------------------
                                                      ADVISER CLASS PROSPECTUS
                                                      ------------------------


       MILLER
       ANDERSON
       & SHERRERD, LLP

------ ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185 ----------